EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND
Supplement to Prospectus dated March 1, 2018

The following replaces the fifth paragraph and related table in “Senior Debt Portfolio.” under “Further Information about the Portfolio(s)”:

Under Senior Debt Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to the following of average daily gross assets of the Portfolio. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. The fee is applied on the basis of the following categories:

Average Daily Gross Assets for the Month	Annual Fee Rate*
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion up to and including $15 billion	0.3750%
In excess of $15 billion	0.3625%
*	Pursuant to a fee reduction agreement effective May 1, 2018.

Prior to May 1, 2018, BMR received an advisory fee as follows:

Average Daily Gross Assets for the Month	Annual Fee Rate*
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion	0.3750%
*	Pursuant to a fee reduction agreement effective March 14, 2008.

May 1, 2018	29003 5.1.18